RESEARCH AND DEVELOPMENT EXPENSES, NET - Schedule of research and development expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Research And Development Expenses [Abstract]
Salaries and related expenses, including Stock Based Compensation	$ 17,574	$ 23,450	$ 21,923
Chip pre-production and Development tools	9,930	9,917	7,214
Government support and grants	(5,283)	(4,241)	(12,295)
Total	$ 22,221	$ 29,126	$ 16,842